UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2005
DDi Corp.
(Exact Name of registrant as specified in its charter)

Delaware	000-30241	06-1576013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Simon Circle Anaheim, California (Address of principal executive offices)	92806 (Zip Code)
Registrant’s telephone number, including area code: (714) 688-7200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01. Entry into a Material Definitive Agreement.
     On November 22, 2005, DDi Corp. (the “Company”) and certain of its North American subsidiaries entered into amendments to the Company’s $40 million asset-based revolving credit facility and related Canadian credit facility with General Electric Capital Corporation, as agent and lender (the “Lender”). The amendments effect the following principal changes:
•	reducing the applicable annual interest rates under the credit facilities to LIBOR plus 2.5% to 3.5% on LIBOR loans or prime plus 1% to 2% for index rate loans, in each case with the rate determined by the Company’s adjusted EBITDA;

•	reducing the fee the Company must pay for non-use of available funds under the credit facilities to 0.375% per year for the first $20 million of unused available funds and 0.25% per year for the second $20 million on unused available funds;

•	permitting the Company to incur up to $25 million of future indebtedness; and

•	releasing the Lender’s security interest in the equipment of the Company and its subsidiaries.
In connection with the amendments, the Company paid the Lender an $80,000 amendment fee.
     Copies of the amendments are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The foregoing description of the amendments is qualified in its entirety by reference to Exhibits 10.1 and 10.2 to this Current Report.
     On October 17, 2005, Dynamic Details, Inc., the Company’s wholly-owned operating subsidiary entered into an agreement with the Swenson Family Limited Partnership to amend the real property lease covering a portion of the Company’s Anaheim manufacturing facility. The amendment extends the lease term for the premises until September 30, 2008. The remainder of the Company’s Anaheim facilities are governed by a separate lease agreement with a lease term through September 30, 2008. A copy of the lease amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the lease amendment is qualified in its entirety by reference to Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits.
     The following exhibits are filed as part of this report:

Exhibit
No.	Description
10.1
Amendment No. 3 to Credit Agreement, by and among Dynamic Details, Incorporated, Dynamic Details, Incorporated, Virginia, Dynamic Details Incorporated, Silicon Valley, Laminate Technology Corp., the other Credit Parties signatory thereto and General Electric Capital Corporation.

10.2
Amendment No. 2 to Credit Agreement, by and among Dynamic Details, Incorporated, Dynamic Details Canada, Corp., DDi Canada Acquisition Corp., the other Credit Parties signatory thereto and GE Canada Finance Holding Company.

10.3	Amendment No. 3 to Real Property Master Lease Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.
Date: November 28, 2005	By:	/S/ KURT E. SCHEUERMAN
Kurt E. Scheuerman
Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit
No.	Description
10.1
Amendment No. 3 to Credit Agreement, by and among Dynamic Details, Incorporated, Dynamic Details, Incorporated, Virginia, Dynamic Details Incorporated, Silicon Valley, Laminate Technology Corp., the other Credit Parties signatory thereto and General Electric Capital Corporation.

10.2
Amendment No. 2 to Credit Agreement, by and among Dynamic Details, Incorporated, Dynamic Details Canada, Corp., DDi Canada Acquisition Corp., the other Credit Parties signatory thereto and GE Canada Finance Holding Company.

10.3	Amendment No. 3 to Real Property Master Lease Agreement.